                                  EXHIBIT 23.03

                          CONSENT OF GRANT THORNTON LLP

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


                We hereby consent to the incorporation by reference in this Registration Statement of American Shared Hospital Services on Form S-8 of our report dated March 12, 1999, appearing in the Annual Report on Form 10-K for the year ended December 31, 2000.


/s/ GRANT THORNTON LLP
----------------------------------
San Francisco, California


               ,
---------------  -------